EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the Annual Report of First Real Estate Investment Trust of New Jersey (the “Company”) on Form 10-K for the year ended October 31, 2004 (the “Report”), I, Donald W. Barney, President, Treasurer and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. § 78m(a) or 78o(d), and,

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 9, 2005	/s/ Donald W. Barney
———————————————
Donald W. Barney
President, Treasurer and Chief Financial Officer
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corporate information

OFFICERS

Robert S. Hekemian
Chairman of the Board/CEO

Donald W. Barney
President, Treasurer/CFO

John A. Aiello
Secretary and Executive Secretary

TRUSTEES

Robert S. Hekemian
Chairman and Chief Executive Officer
Hekemian & Co., Inc.

Donald W. Barney
Consultant and Investor

Herbert C. Klein, Esq.*
Partner
Nowell, Amoroso, Klein, Bierman, P.A.

Ronald J. Artinian*
Private Investor

Alan L. Aufzien*
Chairman
Norall Organisation

GENERAL INFORMATION

Corporate Headquarters
505 Main Street
P.O. Box 667
Hackensack, NJ 07602
(201) 488-6400

Managing Agent
Hekemian & Co., Inc. Hackensack, NJ

Market Maker
Janney Montgomery Scott, LLC Hackensack, NJ

Auditors
J.H. Cohn LLP Roseland, NJ

Transfer Agent
Registrar and Transfer Company Cranford, NJ

Symbol
FREVS

Annual Meeting

The Annual Meeting of Shareholders is scheduled for
Wednesday, April 13, 2005 at 7:30 p.m. to be held at
the offices of First Real Estate Investment Trust of New
Jersey, 505 Main Street, Hackensack, NJ.

*Members of the Audit Committee

505 Main Street
Hackensack, New Jersey 07602